UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   JANUARY 25, 2005


                         STREICHER MOBILE FUELING, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 FLORIDA              000-21825                65-0707824
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)             File Number)         Identification Number)


800 W. CYPRESS CREEK RD., SUITE 580    FORT LAUDERDALE, FLORIDA        33309
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (954) 308-4200
                                                    ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 25, 2005, Streicher Mobile Fueling, Inc. (the "Company") entered into an agreement (the "Agreement") with Shank C & E Investments, L.L.C., a Delaware limited liability company ("Shank Investments"), Jerry C. Shanklin and Claudette Shanklin, the members of Shank Investments, and SMF Services, Inc., a Delaware subsidiary of the Company ("SMF"), to acquire substantially all of the assets of Shank Investments. Houston-based Shank Investments, operating under the trade name of "Shank Services", is engaged in commercial fuel, oil and lubricant distribution and sales and heavy haul transportation services with operations in Houston, Dallas/Fort Worth, Austin and San Antonio, Texas. The acquisition price for the vehicles, trailers, tanks, other operating equipment, business interests and related intangibles (the "Purchased Assets") will be $5.2 million, of which $3.3 million will be paid in cash and $1.9 million in the form of a two year deferred payment promissory note. The payment of the note is dependent on these operating assets meeting specific target performance objectives. The Company will also purchase a limited amount of inventory and prepaid expenses for cash at Closing. In addition, the Company expects to purchase Shank Investments' accounts receivable at Closing for cash based on a formula set forth in the Agreement; provided, however, that either party may decline the accounts receivable purchase when the price is finally calculated at Closing. SMF will continue the ongoing business conducted by Shank Investments and plans to operate under the Shank Services trade name. A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated by reference herein.

         Concurrently with the proposed acquisition of the assets of Shank Investments by SMF, the Company issued $6.1 million in five year 10% promissory notes (the "Notes") to a limited group of institutions and other accredited investors. Installment payments of principal on the Notes will commence on January 24, 2007 with a $2.4 million balloon payment due at maturity on January 24, 2010. The amounts due under the Notes will become due and payable immediately upon the occurrence of customary events of default. The funding provided by the Notes will be used for the acquisition of the Purchased Assets at closing and other general corporate purposes, including but not limited to development of the newly acquired business. The planned purchase of the Shank Services accounts receivables, however, will be funded by advances under the Company's bank line of credit.

         The Notes are secured by a first priority security interest in the Purchased Assets. The Company also issued 1,006,500 four year warrants to purchase shares of common stock at $1.60 per share (the "Warrants") to the purchasers of the Notes and to Philadelphia Brokerage Corporation, the Company's placement agent for the transaction. Copies of the Securities Purchase Agreement and the form of the Notes and the Warrants are attached hereto as Exhibits 10.1,
10.2 and 10.3 and incorporated by reference herein.

         In connection with the issuance of the Notes, the Company entered into an Indenture with American National Bank to act as trustee for payment of the Notes, a copy of which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See Item 1.01, which is incorporated by reference herein.

ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

         On January 25, 2005, the Company issued $6.1 million in five year 10% promissory notes (the "Notes") to institutions and other accredited investors and also issued 866,200 four year warrants to purchase shares of common stock at $1.60 per share (the "Warrants"). See Item 1.01, which is incorporated by reference herein. The offer and sale of the Notes, the Warrants and the underlying shares of the Company's common stock into which the Warrants are convertible were exempt from registration under the Securities Act of 1933 (the "Act") as a private offering to "accredited investors" under Sections 4(2) and 4(6) of the Act and Rules 505 and 506 of Regulation D thereunder. Philadelphia Brokerage Corporation acted as placement agent for the offering and received a cash commission of $244,000 and 140,300 Warrants. The placement agent's Warrants have the same terms as the Warrants issued to the investors in the offering except that they are not redeemable by the Company and carry "cashless" exercise rights. A copy of the form of Warrant issued to Philadelphia Brokerage Corporation or its nominees is attached hereto as Exhibit 10.5 and incorporated by reference herein.

ITEM 7.01  REGULATION FD DISCLOSURE

         On January 31, 2005, the Company issued a press release announcing the entry into the agreement for the purchase of certain assets of Shank Investments and the private offering described in Items 1.01 and 2.03 of this Report. The Company hereby incorporates by reference into this Item 7.01 the information set forth in that press release, a copy of which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange of 1934, as amended, and will not be incorporated by reference into any filing by the Company under such Act or the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         Exhibit No.

              2.1 Asset Purchase Agreement by and among Streicher Mobile Fueling, Inc., SMF Services, Inc., Shank C&E Investments, L.L.C., Jerry C. Shanklin and Claudette Shanklin dated January 25, 2005.

              10.1   Form of Securities Purchase Agreement dated January 25,
                     2005.

              10.2   Form of 10% Promissory Note dated January 25, 2005.

              10.3   Form of Investor Warrants dated January 25, 2005.

              10.4 Indenture Agreement with American National Bank dated January 25, 2005.

              10.5   Form of Placement Agent Warrants dated January 25, 2005.

              99.1   Press Release dated January 31, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2005                        STREICHER MOBILE FUELING, INC.



                                              By: /s/Richard E. Gathright
                                                 -------------------------------
                                                 Richard E. Gathright, President